Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Lainie P. Minnick, certify that:

1.    I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Ares Real Estate Income Trust Inc. (the “registrant”); and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

2

March 16, 2022	/s/ LAINIE P. MINNICK
Lainie P. Minnick Managing Director, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)